  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 8, 2019
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. [ ]

LightPath Technologies, Inc.
Form 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2019, the Board of Directors (the “Board”) of LightPath Technologies, Inc. (the “Company”) appointed Alan Symmons as the Company’s Chief Operating Officer, a newly created position, effective July 8, 2019. In connection with his acceptance of this new position, Mr. Symmons will resign as the Company’s Executive Vice President of Operations, effective as of the same date. As Chief Operating Officer, Mr. Symmons will be responsible for all operations, engineering, sales and marketing functions of the Company and will report to the Company’s Chief Executive Officer.

Mr. Symmon, age 47, has served as the Company’s Executive Vice President of Operations since January 2015. Previously, Mr. Symmons served as the Company’s Vice President of Corporate Engineering beginning in August 2010 until January 2015 and as the Company’s Director of Engineering from December 2008 to August 2010. Prior to joining the Company, Mr. Symmons was an Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix (“MFLEX”), dedicated to the manufacture of cell phone camera modules. From 2000 to 2006, Mr. Symmons worked for Applied Image Group – Optics (“AIG/O”), a recognized leader in precision injection molded plastic optical components and assemblies, working up to Engineering Manager. AIG/O was purchased by MFLEX in 2006. Prior to 2000, Mr. Symmons held engineering positions at Ryobi N.A., SatCon Technologies, and General Dynamics. Mr. Symmons has a Bachelor of Science degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a Master’s degree in Business Administration from the Eller School of Management at the University of Arizona. There was no arrangement or understanding between Mr. Symmons and any other person pursuant to which Mr. Symmons was appointed as the Chief Operating Officer, and there are no family relationships between Mr. Symmons and any director or executive officer of the Company. Additionally, Mr. Symmons is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Symmons’ appointment, the Compensation Committee of the Board of Directors approved an increase in Mr. Symmons’ annual base salary to $230,000, an increase in the maximum short-term incentive bonus pool amount to $100,000, and an increase in the maximum long-term incentive bonus pool amount to $85,000. No other changes to his executive compensation were approved.

Item 7.01. Regulation FD Disclosure.

On July 8, 2019, the Company issued a press release announcing Mr. Symmons’ appointment as Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release dated July 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: July 9, 2019	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr., Chief Financial Officer